LODGENET
always on

This presentation contains "forward-looking statements" within the meaning of federal securities law, including statements concerning business strategies and their intended results, and similar statements concerning anticipated future events and expectations that are not historical facts. The forward-looking statements in this presentation are subject to numerous risks and uncertainties, including the effects of economic conditions; supply and demand changes for hotel rooms and LodgeNet products and services; competitive conditions in the lodging industry; technological developments, developmental difficulties and delays; relationships with clients and property owners; changes in the Company's relationships with strategic partners; potential effects of litigation; the availability of capital to finance growth; the impact of government regulations; and other factors detailed, from time to time, in the Company's filings with the Securities and Exchange Commission. We do not undertake any obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

INTERACTIVE DIGITAL SYSTEM

Since Introduction In Early 2001

- **Driving Contracts**
  Over 340,000 Signed
  New and Renewals
- **Driving Revenue**

2002: Unlimited Opportunities


Movies

81 Movies


Best of TV

Archived TV
Comedy
Sports
TV Japan
The Golf Channel


Games

33 Games


Hotel
Services

Account Review
Video Checkout
Guest Survey
Send a Greeting
Link to Hotel Website
Parental Control
Multilingual


CD Music
& More

CD Library
Music Videos
Music Channels


News
Finance
Sports
FREE
Web
Access

TV Web Access
Internet Browsing

Increasing Revenue from Digital System

	2002	Increase Over Tape	% Change
Movie Revenue	$21.94	$ 5.28	31.7%
Other Interactive	6.55	2.49	61.3%
Total Digital Revenue	$28.49	$7.77	37.5%

Revenue per room per month

Single Room Economics

	Digital New	Digital Upgrade
Average Contract Length	6.5 Years	6.5 Years
Annual Revenue	$ 340.00	$ 340.00
Annual Cash Flow	$ 140.00	$ 140.00
Total Cash Flow Over Life	$ 905.00	$ 905.00
Average Capital Investment	$ 425.00	$ 320.00
Payback Period	**3.0 Years**	**2.3 Years**
Cash-on-Cash Return	**33%**	**44%**

* Revenue and cash flow based on Actual '02 results; capital based on Q4 '02 levels

Increasing Digital Penetration


900,000
800,000
700,000
600,000
500,000
400,000
300,000
Q101
Q201
Q301
Q401
Q102
Q202
Q302
Q402
30% of base today
55% of base YE 2004
Tape Rms
Digital Rms

Driving Expansion of Interactive Room Base

Largest Worldwide Hotel Provider


1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
1997
1998
1999
2000
2001
2002
GP Interactive
Total

2003: Introduction of New Sales Strategy
Release of New System Configuration

- Target capital-based digital services
  - Move away from "one size fits all"approach
  - Market segmented sales strategy
- More cost effective system configuration
  - Per-room savings of 5% to 10%
  - Mid-year release
- Average new digital room cost comparable to tape

2003: Introduction of New Features

Focused on:	Unique On-Screen Appearance Hotel Marketing Tools
Enabled by:	Powerful Backend Systems Satellite Distribution Network Flexible System Architecture
Result in:	Significant Competitive Differentiation


Main Menu
Main Menu
Main Menu
HOMEWOOD
Main Menu
Hilton
Hilton
Fine catering, dining, rooms, pools & spas.
1 Movies
2 Internet & Information
3 CD Jukebox
4 Games
5 TV Hits
6 Guest Services
7 Information Services
LodgeNet/Help
* Exit to TV
0
Promotional Message Here


Guest Services
Hilton
Enter a world of privileges and rewards from Hilton HHonors®.
1 Video Checkout
2 HHonors.com
3 Parental Control
4 Hilton.com
5 Guest Survey
6 Interactive Special Channel
7 Previous
Next 9
Screen 1 of 2
MENU Main Menu
* Back
0
Promotional Message Here

Hilton

The Ritz-Carlton

Omni Hotels

Sheraton
Hotels & Resorts



Embassy Suites

La Quinta Inn

Radisson

Wingate Inn

red roof inns

Holiday Inn

LODGENET ENTERTAINMENT CORPORATION

Diversified Locations


Resort
7%
Urban
15%
Highway
29%
13%
Airport
36%
Suburban

LODGENET
always on

STABILITY

Future Contract Expirations



150,000
125,000
100,000
75,000
50,000
25,000
0
Total Rooms
2003
2004
2005
2006
2007
2008
2009+
9%
14%
13%
16%
17%
13%
18%

as of December 31, 2002

FINANCIAL HIGHLIGHTS

Steady Revenue Growth Despite Occupancy Declines


(in millions)
$240
$235
$230
$225
$220
$215
$210
$205
$200
$195
$190
$185
$180
68%
67%
66%
65%
64%
63%
62%
61%
60%
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
LTM Revenue
LTM Occupancy

Monthly Revenue Per Occupied Room


$34.00
$33.50
$33.00
$32.50
$32.00
$31.50
$31.00
$30.50
$30.00
1997
1998
1999
2000
2001
2002

FINANCIAL HIGHLIGHTS

LODGENET always on

Improving Efficiencies

GP Operations Expense


$3.30
$3.25
$3.20
$3.15
$3.10
$3.05
$3.00
$2.95
$2.90
$2.85
$2.80
2000
2001
2002

Per room per month

SG&A Expense


9.8%
9.7%
9.6%
9.5%
9.4%
9.3%
9.2%
2000
2001
2002

As % of revenue

FINANCIAL HIGHLIGHTS

Capital Per New Digital Room


$500
$450
$400
$350
$300
Q4 2001
Q4 2002
2003E

Total Capital Spending


$80
$75
$70
$65
$60
$55
$50
2001
2002
2003E

(in millions)

Steady EBITDA Growth Despite Occupancy Declines

1% Change in Occupancy = $2 Million change in EBITDA


(in millions)
$82
$80
$78
$76
$74
$72
$70
$68
68%
67%
66%
65%
64%
63%
62%
61%
60%
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
LTM EBITDA
LTM Occupancy

LNET Occupancy Advantage Over Industry

LNET Average +410 Basis Points Higher Since 1995


500
400
300
200
100
0
Basis Points
1995
1996
1997
1998
1999
2000
2001
2002

Industry occupancy rates indexed at zero

Cash from Operations Analysis – 2002

(in millions)

	2002
Cash from Operations	$ 43.8
Corporate Capital	(6.8)
Minor Extension Investment	(3.6)
Discretionary Free Cash Flow	**$ 33.4**
Digital Renewal Investment (70,500 rooms)	(24.5)
New Room Investment (81,600 rooms)	(35.8)
Post-Growth Cash Flow	$(26.9)

LOOKING FORWARD

OPERATING STRATEGY:

- Continued, Selective Room Growth

  Enabled by Digital Platform Demand

- Drive Digital Returns

  Increasing Revenue; Decreasing Capital Costs

- Net Free Cash Flow

  Crossover Point in 2003; Reduce Debt in 2004

Valuation Analysis

Current Share Value	**$ 7.00**
Implied Value per Subscriber	$502.00
Entity Value Multiple Trailing 12 Months EBITDA	 5.4x

INVESTMENT SUMMARY

Continuous Innovation

Operational Excellence

World's Largest Provider

Digital Rooms Driving Revenue

Demonstrable Digital Model

Experienced Management Team

LODGENET®
always on